UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2004


                              ENHANCE BIOTECH, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     000-31653                 13-3944580
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
       of Incorporation)                                     Identification No.)


                712 Fifth Avenue, 19th Floor, New York, NY  10019
                ----------------------------------------------------
                 (Address of principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (646) 723 8940

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On December 16, 2004, the Registrant's Board of Directors appointed Phillip
S. Wise to become the Chief Financial Officer of the Registrant, effective only upon the effective time of the previously-announced merger (the "Merger") of Ardent Acquisition Corp. ("AAC"), a wholly-owned subsidiary of the Registrant, with and into Ardent Pharmaceuticals, Inc. ("Ardent"), whereby Ardent Pharmaceuticals, Inc. will become a wholly-owned subsidiary of the Registrant, which merger is anticipated to become effective on or about December 20, 2004. Such appointment is effected, when the same becomes effective, pursuant to the terms and conditions of the Agreement and Plan of Merger dated August 11, 2004 by and among the Registrant, AAC, and Ardent, as amended by Amendment No. 1 thereto dated November 20, 2004 ("Amendment No. 1") by and among the Registrant, AAC, and Ardent (the Agreement and Plan of Merger, as so amended, being sometimes hereafter referred to as the "Agreement and Plan of Merger"). At the effective time of the Merger, the Registrant shall enter into a three-year term employment agreement with Mr. Wise (the "Wise Employment Agreement"), substantially in the form previously filed as an Exhibit to the Registrant's Current Report on Form 8K dated September 1, 2004, which Exhibit is specifically incorporated herein by reference. The Wise Employment Agreement provides for an annual base salary of $225,000, eligibility to receive an annual discretionary bonus based on the attainment of performance targets established by the Board of Directors, stock bonus equivalent to $35,000 on each of the first three anniversaries of the effective date of the Merger and 1,200,000 options to purchase common stock of the Registrant to be issued upon the effective date of the Merger with 1/4 of the options vesting on the date of grant and the remainder vesting equally over three years. If employment is terminated without cause by the employer or for good reason by the executive, Mr. Wise would be entitled to the following: (i) continuing salary payments over a severance period of twelve (12) months if terminated on or after the first anniversary of the effective date of the Merger or continuing salary payments over a severance period lasting until the second anniversary of the effective date if terminated prior to the first anniversary of the effective date, (ii) any accrued but unpaid salary, bonus, expenses, and benefits, (iii) continuing coverage under

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employee benefit plans during the severance period, and (iv) unvested options scheduled to vest over the severance period shall vest immediately upon termination.

Mr. Linden Boyne will cease to be the Chief Financial Officer of the Registrant upon the effective time of the appointment of Mr. Wise as Chief Financial Officer of the Registrant. Mr. Boyne will continue to be the Secretary of the Registrant.

Prior to joining Ardent, Phillip Wise was Director of Marketing for New Product Development and Managed Care Marketing for Glaxo Wellcome. While there he gained experience in acute care areas such as stroke and septic shock, as well as acute and chronic cardiovascular products. Prior to the merger with Glaxo, Mr. Wise managed the Anesthesia Marketing Department for Burroughs Wellcome. He has a Masters in Business Administration from the Colgate Darden School of Business at the University of Virginia and an undergraduate degree in engineering from the Georgia Institute of Technology.

(d) The Registrant's Board of Directors elected Andrew J. Cosentino to fill a vacancy on the Registrant's Board of Directors created by increasing the number of directors constituting the Registrant's Board of Directors from 3 directors to 4 directors, to serve as a director of the Registrant until the next meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal. Mr. Cosentino was also appointed by the Board to be the Chairman of the Corporate Governance and Nominating Committee of the Registrant's Board of Directors, and a member of the Audit Committee and the Compensation Committee of the Registrant's Board of Directors.

Subsequent to the election of Mr. Cosentino to fill the vacancy on the Registrant's Board of Directors, the Registrant amended the Registrant's Bylaws to increase the number of directors constituting the Registrant's Board of Directors from 4 directors to 7 directors. The Registrant elected each of Kwen-Jen Chang (also known as Ken Chang), Jinn Wu and Tim Gupton to fill the vacancies on the Registrant's Board of Directors so created, each to serve as a director of the Registrant until the next meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal; provided, that such elections are to be effective only upon the effective time of the previously-announced merger of a wholly-owned subsidiary of the Registrant with and into Ardent Pharmaceuticals, Inc., whereby Ardent Pharmaceuticals, Inc. will become a wholly-owned subsidiary of the Registrant. It is anticipated that the election of Messrs. Chang, Wu and Gupton to be directors of the Registrant will become effective on or about December 20, 2004. Effective upon the effective time of their respective elections to the Registrant's Board of Directors, Mr. Gupton was also appointed to be the Chairman of the Audit Committee of the Registrant's Board of Directors and a member of the Compensation Committee of the Registrant's Board of Directors, replacing Mr. Cosentino on the Compensation Committee, and Mr. Wu was also appointed to be a member of the Corporate Governance and Nominating Committee of the Registrant's Board of Directors.

The election of Messrs. Chang, Wu and Gupton is pursuant to the terms and conditions of the Agreement and Plan of Merger referred to in response to Item 5.02(b) above. At the effective time of the Merger referred to in response to
Item 5.02(b) above, the Registrant shall enter into a three-year term employment agreement with Dr. Chang (the "Chang Employment Agreement"), substantially in the form previously filed as an Exhibit to the Registrant's Current Report on Form 8K dated September 1, 2004, which Exhibit is specifically incorporated herein by reference. Dr. Chang will serve as the Chief Science Officer and President-Asia-Pacific Operations of the Registrant pursuant to the terms and conditions of the Chang Employment Agreement, commencing upon the effectiveness of that Agreement. The Chang Employment Agreement provides for an annual base salary of $222,820, eligibility to receive an annual discretionary bonus based on the attainment of performance targets established by the Board of Directors, and 1,000,000 options to purchase common stock of the Registrant to be issued upon the effective date of the Merger and with 1/4 of the options vesting on the date of grant and the remainder vesting equally over three years. If employment is terminated without cause by the employer or for good reason by the executive, Dr. Chang would be entitled to the following: (i) continuing salary payments over a severance period of twelve (12) months if terminated on or after the first anniversary of the effective date of the Merger or continuing salary payments over a severance period lasting until the second anniversary of the effective date if terminated prior to the first anniversary of the effective date, (ii) any accrued but unpaid salary, bonus, expenses, and benefits, (iii) continuing coverage under employee benefit plans during the severance period, and (iv) unvested options scheduled to vest over the severance period shall vest immediately upon termination.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) On December 16, 2004, the Board of Directors of the Registrant amended
Article II, Section 2 of the Registrant's Bylaws to increase the number of directors constituting the Registrant's Board of Directors from 3 directors to 4 directors, effective immediately. Subsequently on December 16, 2004, the Board of Directors of the Registrant further amended Article II, Section 2 of the Registrant's Bylaws to increase the number of directors constituting the Registrant's Board of Directors from 4 directors to 7 directors, such amendment to be effective upon the effective time of the previously-announced merger of a wholly-owned subsidiary of the Registrant with and into Ardent Pharmaceuticals, Inc., whereby Ardent Pharmaceuticals, Inc. will become a wholly-owned subsidiary of the Registrant. It is anticipated that this subsequent amendment to the Registrant's Bylaws will become effective on or about December 20, 2004.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

(a) As of December 16, 2004, the Registrant restated in its entirety the Registrant's Code of Business Ethics and Conduct. The changes principally involved incorporating directly in the Code of Business Ethics and Conduct restrictions in the use of confidential information and restrictions on insider trading already applicable to the Registrant's officers, directors, employees and certain other related parties, including, without limitation, the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, as well as describing in more detail responsibilities and procedures for reporting and considering allegations of violation of the Registrant's Code of Business Ethics and Conduct, and the opportunity for confidential and anonymous submission by employees of accounting- or audit-related concerns without retaliation for truthful submission of such information. The revised Code of Business Ethics and Conduct is set forth as Exhibit 14.1 to this Current Report on Form 8K.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

The Registrant's Board of Directors has created a Corporate Governance and Nominating Committee, an Audit Committee and a Compensation Committee. The charters of those Committees are set forth in Exhibits to this Current Report on Form 8K, which Exhibits are specifically incorporated herein by reference.

At December 16, 2004, the members of the Corporate Governance and Nominating Committee are Andrew J. Cosentino (Chairman), Lee J. Cole and David Scales; the members of the Audit Committee are Lee J. Cole (Chairman), Andrew J. Cosentino and David Scales; and the members of the Compensation Committee are Lee J. Cole (Chairman), Andrew J. Cosentino and David Scales.

Upon the effective time of the Merger referred to in Item 5.02(b) above, Jinn Wu will replace David Scales as a member of the Corporate Governance and Nominating Committee, Tim Gupton will replace Andrew J. Cosentino as a member of the Compensation Committee, and Tim Gupton will replace David Scales as a member of the Audit Committee and become the Chairman of the Audit Committee, with Lee J. Cole continuing as a member of that Committee although no longer as its Chairman. It is anticipated that the Merger will be effective, and these changes in the composition of the committees of the Registrant's Board of Directors will be effective, on or about December 20, 2004.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits. The following exhibits are filed with this report:

3.2   Amendments to Registrant's Bylaws

14.1 Registrant's Code of Business Ethics and Conduct dated as of December 16, 2004

99.1 Charter of the Registrant's Corporate Governance and Nominating Committee dated as of December 16, 2004

99.2  Charter of the Registrant's Audit Committee dated as of December 16, 2004

99.3 Charter of the Registrant's Compensation Committee dated as of December 16, 2004


                         [Signature on following page.]

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENHANCE BIOTECH, INC.


                                           By:  /s/ Christopher Every
                                                --------------------------
                                                Christopher Every
                                                Chief Executive Officer

Date: December 17, 2004


                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------

3.2         Amendments to Registrant's Bylaws

14.1 Registrant's Code of Business Ethics and Conduct dated as of December 16, 2004

99.1 Charter of the Registrant's Corporate Governance and Nominating Committee dated as of December 16, 2004

99.2        Charter of the Registrant's Audit Committee dated as of December 16,
            2004

99.3 Charter of the Registrant's Compensation Committee dated as of December 16, 2004